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EXHIBIT 10.4                        AGREEMENT

This AGREEMENT made this 15th day of November, 1995 between Yale University
(YALE), a non-profit corporation organized and existing under and by virtue of a special charter granted by the General Assembly of the Colony and State of Connecticut and Oncorx Corporation, a Delaware Corporation having its principal offices in New Haven, Connecticut ("LICENSEE").

                                   WITNESSETH:

WHEREAS, YALE and LICENSEE are parties to a License Agreement, dated August 31, 1994, under which YALE has exclusively licensed to LICENSEE a series of YALE owned inventions relating to potential anti-tumor and anti-viral compounds.

WHEREAS, YALE and LICENSEE wish to amend the above mentioned agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, YALE and LICENSEE hereby agree as follows:

1. Exhibit B shall be amended to include US Patent number 5,281,715, Alan C. Sartorelli and Tai-Shun Lin, and all US and foreign cases which derive from this case, and US patent application 08/142,858 Alan C. Sartorelli and Tai-Shun Lin, and all US and foreign cases which derive from this case.

2. Article IV PAYMENTS AND ROYALTIES shall be amended to include the following item:

4.5 Regarding any of the materials disclosed in US Patent number 5,281,715 Alan
C. Sartorelli and Tai-Shun Lin, or in any US and foreign cases which derive from this case, LICENSEE shall pay to YALE milestone payments according to the following schedule:

      One hundred thousand dollars ($100,000) upon completion of Phase II clinical trials;

      Two hundred thousand dollars ($200,000) upon NDA filing or foreign registration filing;

      Three hundred thousand ($300,000) upon NDA or foreign approval.

      Such payments shall be separate and not credited against any EARNED ROYALTIES.


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In all other respects the License will remain unchanged and in full force and effect.

In witness whereof the parties have executed this Agreement as of the date first above written.

YALE UNIVERSITY                                       ONCORX

By: /s/ Janet Ackerman                                By: /s/ John Spears
    -----------------------                               ----------------------
Janet Ackerman                                        John Spears, President
Associate Vice President for Finance


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